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CONCEPT o SERIES

Tele o Global Trust 4











IN TOUCH WITH PROGRESS . . .
ON-LINE FOR GROWTH









[ML logo] MERRILL LYNCH



In Touch With The Future


LOGO

               o A business woman e-mails her office. Her message is instantly beamed across the ocean.

               o A concerned father checks on his child. He puts his car phone on speaker.

               o A student works on a term paper. Most of the research is downloaded from the internet.

               From the fast-paced world of business, to the way a family keeps in touch, our lives have been changed by astounding advances in communications. More than a century ago, Samuel Morse gave us the telegraph and Alexander Graham Bell changed our lives with the telephone. Since that time, progress in telecommunications technology, along with an expanding demand, have created an industry that has become increasingly attractive to investors. Favorable domestic regulatory trends, technological advances, and growing global potential continue to brighten the outlook for these stocks.




                     Introducing Tele o Global Trust 4

On-Line For Growth

               From cellular service to video-conferencing to e-mail -- communication methods are increasing at a startling pace. The Tele o Global Trust 4 offers an opportunity to participate in the communications revolution. This two-year Trust seeks capital appreciation by investing in telecommunications companies we believe are well-positioned to benefit from industry globalization.

Defined Portfolio

               Because this is a Defined Asset Fund[SM] you know in advance what you're buying. This preselected portfolio of companies should remain relatively unchanged for the life of the Trust. And since this one investment gives you access to 36 telecommunications companies, there's no need for multiple stock purchases. Just one easy price to track -- which you can follow each week in Barron's.

Professionally Researched

               Our experienced research analysts used an extensive screening process to determine which stocks should be included in the Portfolio. The process used to screen the stocks included:

               o identifying telecommunications companies which they believe have growth potential over the next two years;

               o performing thorough financial analysis including the review of each company's operating history, balance sheet and cash flow to determine credit quality; and

               o reviewing the stocks for liquidity, market share and timeliness of purchase.


                          Why Telecommunications?

Favorable Regulatory Trends

               Recent U.S. legislation has brought a host of opportunities to telecommunications, enabling telephone companies and cable providers to cross their traditional service boundaries and offer multi-service packages. Now cable companies can connect phone calls, local phone companies have entered the long-distance arena, and both local and long-distance phone carriers can broadcast to televisions.

               As the breadth of products and services continues to expand, so do the potential benefits to consumers and investors.

Global Opportunities Abound

               Although the Trust consists mainly of domestic stocks, 37% of the Portfolio is concentrated in telecommunications companies from other countries that seem poised for growth. It is anticipated that the privatization of telephone companies that were once government-owned will continue. Privatization has had a favorable impact on the profitability of some foreign telecommunications companies.

Technologically Friendly

               Adding a second telephone line for your modem, buying a pager for your teenager, getting a cable hook-up to catch the latest movies and download computer files . . . these services create common demands: hardware and service systems for transmission.

               Telecommunications equipment manufacturers are expected to profit as consumers place increasing demands on service providers, which in turn will continue to retool their own systems to meet rising demands.


                               Evolution Of Telecommunications

A look at the historical points that have shaped the new world of telecommunications.
    1884            1876              1925                1965            1966
Samuel Morse    Alexander      Bell Labs            "Early Bird" is    Development
sends           Graham         Research             the world's        of silicon
his historic    Bell's first   produces the first   first              chip makes
telegraph       telephone      talking motion       commercial         computers
message,        call -- "Mr.   pictures.            communica-         smaller and
"What hath      Watson, come                        tions satellite.   much faster
God wrought?"   here, I want
                you."


    1972             1990          1996               1998
FCC opens up       Cellular      Landmark      Lucent introduces
domestic           phones        telecom-      400-gigabit fiber-
satellite trans-   grow in       munications   optic cable that can
mission.           popularity.   legislation   transmit the
                                 passed.       equivalent of
                                               90,000 encyclo-
                                               pedia volumes per
                                               second!



A Defined Portfolio

Company                        Symbol   Research Evaluation

BELL REGIONALS

Bell Atlantic Corporation       BEL     Because of its 1997 merger with
                                        NYNEX, it has over 40 million
                                        access lines and over six million
                                        wireless customers worldwide, Bell
                                        Atlantic expects to derive long-
                                        term earnings and dividend growth
                                        from continued expansion of world-
                                        wide operations.

BellSouth Corporation           BLS     Growth through sound overseas
                                        investments and fast-growing
                                        domestic properties is expect to
                                        continue.

SBC Communications, Inc.        SBC     SBC's domestic growth, coupled with
                                        developing international
                                        investments, is expected to
                                        contribute to good earnings and
                                        dividend growth.

U.S. West, Inc.                 USW     Geographic diversity and low
                                        population density in its market
                                        areas has led to a reduced threat
                                        of competition.  U.S.  West offers
                                        an attractive dividend yield with
                                        good earnings and dividend growth
                                        resulting from continued solid
                                        access line growth.

INDEPENDENTS

Aliant Communications, Inc.     ALNT    Diversified interests include
                                        local, long-distance and wireless
                                        services as well as communications
                                        equipment for businesses.  Good
                                        earnings growth from access line
                                        and wireless customer expansion is
                                        expected.

ALLTEL Corporation               AT     Operations include wireline and
                                        wireless properties, long-distance,
                                        directory publishing software.
                                        Non-telephone businesses and
                                        continued strong telephone and
                                        wireless revenue are expected to
                                        contribute to future growth.

Century Telephone               CTL     Provides a wide range of
Enterprises, Inc.                       telecommunications services
                                        including local exchange, wireless,
                                        long-distance and internet access.
                                        Revenues and income are expected to
                                        increase due to continued revenue
                                        and income growth from its wireless
                                        and wireline operations.

LONG-DISTANCE

AT&T Corporation                 T      As the world's largest long-
                                        distance communications network,
                                        earnings growth is expected to
                                        continue.

Frontier Corporation            FRO     Frontier's revenues have been
                                        growing at an accelerated pace as a
                                        result of acquisitions and internal
                                        development.  Continued growth is
                                        expected to result from its
                                        acquisitions.

Sprint Corporation              FON     The nation's third-largest inter-
                                        exchange carrier, also provides
                                        local exchange, wireless and
                                        internet services.  Future earnings
                                        growth will be fueled by good
                                        revenue and customer growth in all
                                        sectors.

WIRELESS

AirTouch Communications,        ATI     With businesses in the U.S. and
Inc.                                    abroad, this wireless industry
                                        leader has strong revenues and
                                        earnings growth potential.

TELECOMMUNICATIONS EQUIPMENT

ADC Telecommunications, Inc.    ADCT    ADC places a strong emphasis on
                                        manufacturing fiber optic video
                                        transmission systems used by both
                                        cable and telephone companies.
                                        International sales offer a
                                        significant opportunity for new
                                        customer expansion.

Aspect Telecommunications       ASPT    Because of a strong position in the
Corp.                                   call center market, coupled with
                                        improving gross margins, Aspect
                                        expects revenue and earnings
                                        growth.

Harris Corporation              HRS     A diversified product portfolio and
                                        expanding communications operations
                                        should create continued growth for
                                        this global corporation.

Lucent Technologies, Inc.        LU     The leading supplier of
                                        telecommunications infrastructures
                                        in the U.S. and number-two
                                        globally, Lucent is well-positioned
                                        with European, U.S. and Asian
                                        standards of digital wireless
                                        technology.

PairGain Technologies, Inc.     PAIR    Growth is expected to continue as
                                        telephone companies deploy high
                                        speed digital subscriber line (DSL)
                                        technology worldwide.

QUALCOMM, Inc.                  QCOM    As a leader in digital wireless
                                        technologies, earnings growth is
                                        expected as wireless systems around
                                        the globe deploy digital
                                        technologies based on its Code
                                        Division Multiple Access (CDMA)
                                        standards.

Scientific-Atlanta, Inc.        SFA     Scientific-Atlanta expects positive
                                        earnings growth as the demand for
                                        its cable products intensifies by
                                        the convergence of cable and
                                        telephone.

Symbol Technologies, Inc.       SBL     Growth is expected as the company
                                        continues to capitalize on
                                        technology development and expand
                                        its telecommunications distribution
                                        network.

Tellabs, Inc.                   TLAB    Growth is expected through
                                        worldwide product demand from
                                        telecommunications companies
                                        upgrading wireless and wireline
                                        networks.

TELECOMMUNICATIONS NETWORKING

Cisco Systems, Inc.             CSCO    As the world's leading supplier of
                                        high-performance, multimedia,
                                        multiprotocal and internetworking
                                        solutions, it is well-positioned
                                        for future growth with strong
                                        earnings attributable to increased
                                        unit sales of its products.

3Com corporation                COMS    A leader in networking solutions,
                                        3Com should experience strong
                                        growth as networking and the
                                        internet become household words
                                        worldwide.

Fore Systems, Inc.              FORE    Global leader in networking
                                        products based on Asynchronous
                                        Transfer Mode (ATM) technology.
                                        Growth should continue as it widens
                                        its customer base.

INTERNATIONAL (ADRs)

British Telecommunications      BTY     A leading provider of
PLC(*)                                  telecommunications services.
                                        Increased demand for services,
                                        global alliances and the internet
                                        should result in future growth.

Cable & Wireless PLC(*)         CWP     Serving more than 50 countries of
                                        five continents, earnings are
                                        expected to increase as the company
                                        increases its global presence.

ECI Telecommunications Ltd.    ECILF    ECI has demonstrated strong revenue
                                        growth for 40 consecutive quarters
                                        and longer-term earnings growth is
                                        expected as solid sales continue.

Telefonaktiebolaget LM         ERICY    As an international leader in
Ericsson(*)                             telecommunications products and
                                        electronic defense systems, strong
                                        earnings growth is expected from
                                        wireless technologies as foreign
                                        companies build these systems, and
                                        the wireless systems are deployed
                                        worldwide.

France Telecom S.A.(*)          FTE     The world's fourth-largest
                                        telecommunications carrier, its
                                        earnings are expected to grow
                                        through domestic and international
                                        expansion.

Nokia Corporation(*)            NOKA    The world's second-largest
                                        manufacturer of wireless phones,
                                        Nokia expects strong earnings growth
                                        as cellular systems throughout the
                                        world expand or build out their
                                        infrastructures.

Northern Telecom Limited         NT     This leading equipment supplier
                                        expects to grow from its product
                                        and market diversification.

Portugal Telecom S.A.(*)         PT     The company's earnings growth is
                                        expected to be driven by strong
                                        development in wireline, wireless,
                                        internet and cable TV services.

KPN NV(*)                       KPN     KPN has a fully digital
                                        telecommunications network
                                        throughout the Netherlands.  Growth
                                        will be derived from domestic
                                        properties and investments abroad.

Tele Danmark A/S(*)             TLD     Earnings growth is expected to
                                        increase through international
                                        telecommunications service
                                        projects, and expansion of wireless
                                        and interactive capabilities of its
                                        cable TV network.

Telecom Italia S.p.A.(*)         TI     As the sixth-largest
                                        telecommunications operator in the
                                        world, wireless operations will
                                        continue to see expansion.  Telecom
                                        Italia is positioned for strong
                                        earnings growth as it capitalizes
                                        on steps taken to date, and
                                        continues to seek foreign
                                        interests.

Telefonica S.A.(*)              TEF     A diversified global
                                        telecommunications company.
                                        Telefonica has focused on
                                        international expansion primarily
                                        in Latin America.  Earnings growth
                                        may be fueled by international
                                        investments.

Vodafone Group PLC(*)           VOD     Vodafone is well-positioned for
                                        growth as it continues to dominate
                                        the U.K. wireless market.  Its
                                        anticipated earnings growth is
                                        expected to result from wireless
                                        acquisitions and investments.

------------
     * American Depositary Receipts ("ADRs")


Defining Your Risks

               The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

               o There can be no assurance that the Portfolio will meet its objective.

               o The Portfolio is designed for investors who can assume the risks associated with equity investments. It consists solely of telecommunications stocks and is also concentrated in stocks of equipment manufacturers. The Portfolio is not appropriate for investors seeking capital preservation or high current income.

               o Federal legislation is changing pricing structures and increasing competition.

               o The value of your investment will fluctuate with the prices of the underlying stocks. U.S. equity markets have been at historically high levels, and no assurance can be given that these levels will continue. In addition, 37% of the Portfolio consists of international stocks, which may be subject to special risks including higher volatility, fluctuating currency exchange rates and political developments. There can be no assurance that stock prices will not decrease.

Tax Reporting

               The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

               Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for non-corporate taxpayers. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Defining Your Costs

               First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge in seven monthly installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life.

                                                       Amount per
                                                       1,000 units
--------------------------------------------------------------------
[S]                                                   [C]
Initial Sales Charge                                     $10.00
(1% of $1,000 initial offering price)

Deferred Sales Charge                                    $35.00
($17.50 per year x 2 years)

Maximum Sales Charge                                     $45.00

Estimated Annual Operating Expenses                      $ 1.68

Estimated Organization Costs                             $ 1.97
--------------------------------------------------------------------


               If you sell your units before the final deferred sales charge installment in either year, the remaining deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the 1% initial charge will be waived.

Volume Purchase Discounts

               For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

             Amount                   Total Sales Charge as a % of
            Purchased                     Public Offering Price
--------------------------------------------------------------------
Less than $50,000                                 4.50%

$50,000 to $99,999                                4.25%

$100,000 to $249,999                              3.75%

$250,000 to $999,999                              3.50%

$1,000,000 or more                                2.75%
--------------------------------------------------------------------

Select Now!

               You can get started with the Tele o Global Trust 4 with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Please read the prospectus carefully before you invest.

Defined Asset Funds[SM]
Buy With Knowledge o Hold With Confidence



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Select Now!

You can get started with the Tele o Global Trust 4 with as little as $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Plesae read the prospectus carefully before you invest.

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Member SIPC